UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2014

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(e) As report in the Registrant’s Current Report on Form 8-K filed with the SEC on April 15, 2013 (the “Prior 8-K”), each of Mark S. Cardone, Arthur M. Wein and Joseph D. Gangemi (each, an “Executive”) entered into an Employment Agreement with Union Center National Bank (the “Bank”), dated as of April 12, 2013 (each, an “Employment Agreement” and collectively, the “Employment Agreements”). Each Employment Agreement was filed as an exhibit to the Prior 8-K.

On February 18, 2014, each Executive entered into an Amendment to his respective Employment Agreement (each, an “Amendment” and collectively, the “Amendments”). Each Amendment provides that notwithstanding anything in paragraphs 8 or 9 of the respective Employment Agreement to the contrary, with respect to any payments due to the Executive under those paragraphs which relate to “two (2) times the annual salary” paid to such Executive, such payment shall be calculated on the annual base salary in effect on December 31, 2013. Each Amendment also provides that for purposes of clarification, an Executive may receive a salary increase effective in calendar year 2014, but such increase will not be included for purposes of calculating payments due the Executive under the Employment Agreement. Each Amendment also confirms that in all other respects, each respective Employment Agreement is ratified and affirmed.

A copy of each Amendment described above is filed as an Exhibit to this 8-K and incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit 10.1	Amendment to Employment Agreement, dated February 18, 2014, between Union Center National Bank and Mark S. Cardone.
Exhibit 10.2	Amendment to Employment Agreement, dated February 18, 2014, between Union Center National Bank and Arthur M. Wein.
Exhibit 10.3	Amendment to Employment Agreement, dated February 18, 2014, between Union Center National Bank and Joseph D. Gangemi.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By: /s/ Anthony C. Weagley

Name:	Anthony C. Weagley
Title:	President and Chief Executive Officer

Dated: February 24, 2014

EXHIBIT INDEX

Exhibit 10.1	Amendment to Employment Agreement, dated February 18, 2014, between Union Center National Bank and Mark S. Cardone.
Exhibit 10.2	Amendment to Employment Agreement, dated February 18, 2014, between Union Center National Bank and Arthur M. Wein.
Exhibit 10.3	Amendment to Employment Agreement, dated February 18, 2014, between Union Center National Bank and Joseph D. Gangemi.

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